EXHIBIT 99.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NutraStar Incorporated, a California corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

          (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 19, 2003                        NUTRASTAR INCORPORATED


                                            s/s   Patricia McPeak
                                            ------------------------------------
                                            Patricia McPeak
                                            Chief Executive Officer


                                            s/s   James Kluber
                                            ------------------------------------
                                            James Kluber
                                            Chief Financial Officer